UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

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Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

Attn: Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

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STONE HARBOR EMERGING MARKETS INCOME FUND (THE “FUND”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 8, 2012

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of the Fund, 31 West 52nd Street, New York, New York 10019, on Thursday, March 8, 2012, at 3:00 p.m. Eastern Time, for the following purposes:

1.	Shareholders of the Fund are being asked to elect two (2) Trustees; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached combined Proxy Statement.

The close of business on January 9, 2012, has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Stone Harbor Emerging Markets Income Fund

/s/ Peter J. Wilby
Peter J. Wilby
President

January 23, 2012

STONE HARBOR EMERGING MARKETS INCOME FUND (EDF)

(the “Fund”)

ANNUAL MEETING OF SHAREHOLDERS

January 23, 2012

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund (the “Board”) for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Thursday, March 8, 2012, at 3:00 p.m. Eastern Time, the offices of the Fund, 31 West 52nd Street, New York, New York 10019, and at any adjournments thereof.

This Proxy Statement and the accompanying materials were mailed to shareholders on or about January 23, 2012.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund by the mailing on or about January 23, 2012 of the Notice of Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Fund and officers and regular employees of The Bank of New York Mellon (“BNY”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, the Fund’s investment adviser, Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Adviser”), and affiliates of BNY, ALPS and Stone Harbor and by Broadridge Financial Solutions, Inc. (“Broadridge”), the firm that has been engaged to assist in the tabulation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares (as defined below).

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 1-866-390-3910 OR VIA THE INTERNET AT WWW.SHIPLPCEF.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares represented thereby will be voted “FOR” the applicable proposals listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposals described in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting will require the affirmative vote of a majority of those Common Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” the proposal against such adjournment.

The close of business on January 9, 2012, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting and all adjournments thereof.

The Fund has one class of capital stock: Common Shares (“Common Shares”). The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, the following number of Common Shares were outstanding for the Fund:

Fund	Common Shares Outstanding
Stone Harbor Emerging Markets Income Fund	15,557,577.61

The following table shows the ownership as of December 31, 2011 of Common Shares of the Fund by each Trustee and the Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of the Fund’s outstanding shares as of December 31, 2011.

Trustees & Executive Officer’ s Names	Total EDF Shares Owned
Alan Brott	0
Heath B. McLendon	1,154.34
Patrick Sheehan	1,078.91
Thomas W. Brock	6,120.28
Peter J. Wilby*	37,345.55
James J. Dooley*	0
All Trustees and Executive Officers as a group	45,699.08

* Mr. Wilby is the Principal Executive Officer of the Fund. Mr. Dooley is the Principal Financial Officer of the Fund.

As of January 9, 2012, there were no persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.

In order that your Common Shares may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL 1

ELECTION OF NOMINEES

TO THE FUND’S BOARD OF TRUSTEES

Nominees for the Fund’s Board of Trustees

The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund, who have been nominated by the Board for election to a three-year term to expire at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Proposal 1:  Nominees

(1)	Thomas W. Brock
(2)	Alan Brott

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information about each Trustee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee candidate to the Board of the Fund, which is structured as an individual investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

Thomas W. Brock – Mr. Brock has significant experience on Boards of Trustees of the Fund and/or other business organizations; continuing experience as Chief Executive Officer of Stone Harbor Investment Partners LP; and other financial and academic experience. The Board of Trustees, in its judgment of Mr. Brock’s professional experience in the financial services industry, including serving as a trustee of closed-end investment companies, believes Mr. Brock contributes a diverse perspective to the Board that warrants his selection as a nominee to be a Trustee.

Alan Brott – Mr. Brott has significant experience on Boards of Trustees of the Fund and/or other business organizations; academic experience; and significant public accounting experience, including significant experience as a partner at a public accounting firm. The Board of Trustees, in its judgment of Mr. Brott’s professional experience in the preparation and auditing of financial statements for financial institutions and as a trustee of closed-end investment companies, believes Mr. Brott contributes a diverse perspective to the Board that warrants his selection as a nominee to be a Trustee.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees is provided in the table below.

Additional Information about each Trustee and the Fund’s Officers

The table below sets forth the names, addresses and age of the Trustees and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee or the Fund Complex and their other directorships of public companies.

INDEPENDENT TRUSTEES

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership

Alan Brott Age: 69	Chairman of Audit Committee; Trustee/Nominee	Trustee: Since 2010 Term Expires: 2012	Columbia University Graduate School of Business— Associate Professor, 2000-Present; Consultant, 1991-Present.	5	Stone Harbor Investment Funds, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi-Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II	Significant experience on Board of Trustees of the Fun and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.

Heath B. McLendon Age: 78	Trustee	Trustee: Since 2010 Term Expires: 2013	Citigroup—Chairman of Equity Research Oversight Committee (retired December 31, 2006).	5	Stone Harbor Investment Funds	Significant experience on Board of Trustees of the Fund and/or other business organizations; executive experience in the mutual fund industry.

Patrick Sheehan Age: 64	Trustee	Trustee: Since 2010 Term Expires: 2014	Retired; formerly, Citigroup Asset Management—Managing Director and Fixed Income Portfolio Manager, 1991-2002.	5	Stone Harbor Investment Funds	Significant experience on Board of Trustees of the Fund and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEE

Thomas W. Brock(3) Age: 64	Chairman; Trustee/Nominee	Trustee: Since 2010 Term Expires: 2012	Stone Harbor Investment Partners LP— Chief Executive Officer, 2006-Present; Columbia University Graduate School of Business— Adjunct Professor, 1998-2006.	5	Stone Harbor Investment Funds; Liberty All Star Funds— two closed-end funds.	Significant experience on Board of Trustees of the Fund and/or other business organizations; continuing experience as Chief Executive Officer of Stone Harbor Investment Partners LP; other financial and academic experience.

OFFICERS

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(4)	Principal Occupation(s) During Past 5 Years

Peter J. Wilby Age: 53	President and Chief Executive Officer	Since 2010	Co-portfolio manager of Fund; Since April 2006, Chief Investment Officer of Stone Harbor; Prior to April 2006, Chief Investment Officer—North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1989. 30 years of industry experience.

Pablo Cisilino Age: 44	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since July 2006, Portfolio Manager of Stone Harbor; From June 1, 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; Prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994. 21 years of industry experience.

James E. Craige Age: 44	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992. 21 years of industry experience.

Thomas K. Flanagan Age: 58	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991. 32 years of industry experience.

David A. Oliver Age: 52	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since June 2008, Portfolio Manager of Stone Harbor; Prior to June 2008, Managing Director in emerging market sales and trading at Citigroup; Joined Citigroup in 1986. 23 years of industry experience.

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(4)	Principal Occupation(s) During Past 5 Years
Christopher M. Wilder Age: 41	Executive Vice President	Since 2010	Co-portfolio manager of Fund; Since June 2010, Portfolio Manager of Stone Harbor; From May 2008 to May 2010, served as manager of an emerging market corporate debt and private equity fund at Autonomy Capital Group; Prior to May 2008, head of the Emerging Markets Corporate Credit Trading and Special Situations Group at Deutsche Bank; Joined Deutsche Bank in 1997. 15 years of industry experience.

David Scott Age: 51	Executive Vice President	Since 2010	Co-Portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

David Griffiths Age: 48	Executive Vice President	Since 2010	Co-Portfolio manager of Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.

Jeffrey S. Scott Age: 52	Chief Compliance Officer and Assistant Secretary	Since 2010	Since April 2006, Chief Compliance Officer of Stone Harbor Investment Partners LP; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

James J. Dooley Age: 56	Treasurer and Principal Accounting Officer	Since 2010	Since April 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.

Adam J. Shapiro Age:48	Chief Legal Officer, Anti-Money Laundering Officer and Secretary	Since 2010	Since April 2006, General Counsel of Stone Harbor Investment Partners LP; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

(1)	The business address for each Trustee and officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)

The term “Fund Complex” as used herein includes the Fund and the following open-end registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund.

(3)	Mr. Brock is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor Investment Partners LP.
(4)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Beneficial Ownership of Common Shares Held in the Fund and in all Funds in the Family of Investment Companies for Each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range[1] of Equity Securities Held in:
	Stone Harbor Emerging Markets Income Fund[2]	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies[3]
Alan Brott	None	None
Heath B. McLendon	$10,001 - $50,000	$10,001 - $50,000
Patrick Sheehan	$10,001 - $50,000	None
Thomas W. Brock	Over $100,000	None

(1)

This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2011. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.
(3)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund.

Trustee Transactions with Fund Affiliates

As of December 31, 2011, none of the independent trustees, as such term is defined by the New York Stock Exchange’s (“NYSE”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the investment adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the investment adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Stone Harbor Investment Partners LP (the “Investment Adviser”) or any affiliate of the Investment Adviser was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended November 30, 2011. Trustees and officers of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Year Ended November 30, 2011.

	Aggregate Compensation Paid From Stone Harbor Emerging Markets Income Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**
Alan Brott	$20,000	$44,000
Heath B. McLendon	$20,000	$44,000
Patrick Sheehan	$20,000	$44,000
Thomas W. Brock	$0	$0

*	Represents the total compensation paid to such persons by the Fund during the fiscal year ended November 30, 2011.
**

Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended by November 30, 2011. The term “Fund Complex” as used herein includes the Fund and the following open-end registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund.

The Fund pays each Independent Trustee a fee of (i) $5,000 per quarter and (ii) $250 for each additional meeting in which that Trustee participates. Interested Trustees of the Fund are not compensated by the Fund. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid to Messrs. Brott, McLendon and Sheehan during the fiscal year ended November 30, 2011 by the Fund equaled $20,000, $20,000 and $20,000, respectively.

During the fiscal year ended November 30, 2011, the Board of the Fund met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Board Structure and Leadership

The Board consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Thomas W. Brock, also serves as the Investment Adviser’s Chief Executive Officer, and as such he participates in the oversight of the Fund’s day-to-day operations. Mr. Brock is an Interested Trustee because of his position with the Investment Adviser. As noted above, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board also has an Audit Committee and a Nominating Committee, each of which is comprised exclusively of all of the Independent Trustees.

The Fund does not have a lead Independent Trustee. However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Investment Adviser’s role in the operation of the Fund’s business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iv) Mr. Brock’s additional role with the Investment Adviser, which enhances the Board’s understanding of the operations of the Investment Adviser and of the Fund.

Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Adviser is primarily responsible for management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest, how management identifies and monitors these risks on an ongoing basis, how management develops and implements controls to mitigate these risks, and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Investment Adviser, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Audit Committee

The Audit Committee’s primary purposes, in accordance with its written charter, are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Fund for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Investment Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting and makes a determination about whether the provision of the foregoing services is compatible with maintaining the independence of the Fund’s independent registered public accountant. The Audit Committee members, all of whom are Independent Trustees, are: Alan Brott, Heath B. McLendon and Patrick Sheehan.

The Audit Committee acts in accordance with the Audit Committee charter (the “Charter”). Alan Brott has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the Board of Trustees of the Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to: the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; the integrity of the Fund’s financial statements; the adequacy of the Fund’s overall system of internal controls; the Fund’s compliance with legal and regulatory requirements; the qualification and independence of the Fund’s independent registered public accounting firm; the performance of the Fund’s internal audit function provided by the Investment Adviser and the Fund’s other service providers; and the review of the report required to be included in the Fund’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to the Charter that was most recently reviewed and approved by the Fund’s Board of Trustees on October 19, 2011. The Charter is available at the Fund’s website, www.shiplpcef.com. As set forth in the Charter, the function of the Committee is oversight; it is the responsibility of the Fund’s investment adviser to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountant is ultimately accountable to the Fund’s Board of Trustees and Audit Committee, as representatives of the Fund’s shareholders. The independent accountant for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on January 18, 2012, the Audit Committee reviewed and discussed with management of the Fund and the independent accountant, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2011, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Statement of Auditing Standards No. 114, (The Auditor’s communication with those charged with Governance) as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent accountant the written disclosures and letters required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3526 and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to its Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2011.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Alan Brott, Chairman

Heath McLendon

Patrick Sheehan

January 23, 2011

The Audit Committee met two times during the fiscal year ended November 30, 2011. The Audit Committee is composed of three Independent Trustees, namely Messrs. Brott, McLendon and Sheehan. None of the members of the Audit Committee is an “interested person” of the Fund.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Brott is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Mr. Brott serves as the Chairman of the Audit Committee for the Fund.

Nominating Committee

The Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders wishing to nominate a candidate for the Board must follow the procedures, abide by the timelines, submit the information and otherwise follow the requirements set forth in the Fund’s Bylaws. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Members of the Nominating Committee are currently: Alan Brott, Heath B. McLendon and Patrick Sheehan. The Nominating Committee did not meet during the fiscal year ended November 30, 2011.

Compensation Committee

The Fund does not have a compensation committee. Due to the small size of the Board, the fact that much of the Board’s work is done at the Board (rather than the Committee) level and that the Independent Trustees review compensation arrangements for the Independent Trustees and submits its recommendations to the full Board of Trustees, the Board believes that it is appropriate not to have a separate Compensation Committee.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders. This is the Fund’s first annual shareholder meeting.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Fund’s Meeting, if a quorum is present. Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of the Fund.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S RESPECTIVE NOMINEES.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte, 555 17th Street, 36th Floor, Denver, Colorado 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2012. Deloitte acted as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2011. The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth for the Fund the aggregate fees billed by Deloitte for the Fund’s last fiscal year as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees	Audit Related Fees	Tax Fees	All Other Fees

$62,500	$11,000	$4,505	$0

The Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to the Fund and all non-audit services to be provided by the independent registered public accountant to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of a Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman of the Audit Committee must report to the Fund’s Audit Committee at its next regularly scheduled meeting after the Chairman of the Audit Committee’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the investment adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the investment adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by the Audit Committee or Audit Committee Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal year ended November 30, 2011 were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

Stone Harbor Investment Partners LP is the investment adviser for the Fund, and its business address is 31 West 52nd Street, 16th Floor, New York, New York 10019.

ALPS Fund Services, Inc. is the administrator for the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and Directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Fund believes that during fiscal year ended November 30, 2011, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of its Meeting in the Fund’s Semi-Annual Report dated May 31, 2012.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 31 West 52nd Street, 16th Floor, New York, New York 10019. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

In addition to any other requirements under applicable law and the Declaration of Trust and these Bylaws, persons nominated by shareholders for election as Trustees and any other proposals by shareholders may be properly brought before an annual meeting only pursuant to timely notice (the “Shareholder Notice”) in writing to the Secretary. To be timely, the Shareholder Notice must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) nor more than sixty (60) days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,

you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

STONE HARBOR EMERGING MARKETS INCOME FUND
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. To Elect two (2) Trustees of the Fund:	☐	☐	☐

01) Thomas W. Brock

02) Alan Brott

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, each owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting:

The Notice of Annual Meeting of Shareholders and Proxy Statement for this meeting are available at

www.Proxyvote.com

<XXXXX>2

STONE HARBOR EMERGING MARKETS INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of common shares of Stone Harbor Emerging Markets Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Adam J. Shapiro and Jeffrey S. Scott, and each of them, attorneys and proxies of the undersigned, with full power of substitution and revocation in each of them, to represent the undersigned, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 31 West 52nd Street, New York, NY 10019, on Thursday, March 8, 2012 at 3:00 p.m. (Eastern time), and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given with respect to the Meeting.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.